MBT Financial Corp.

bank holding company of:

Monroe Bank & Trust

Investor Presentation

November, 2016

Information Presentation

This presentation contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions that are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors, which are in many instances beyond our control and could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We assume no obligation to update or revise forward-looking statements.

Table of Contents

MBT Monroe Bank & Trust

Executive Summary

MBT Financial Corp. Profile


Farmington Hills
Troy
Warren
Novi
Livonia
Westland
Detroit
Ann Arbor
Taylor
Ypsilanti
Saline
Trenton
12
Flat Rock
Pigeon Bay
Adrian
Monroe
Sylvania
Toledo

- Stock Ticker — NASDAQ: MBTF
- Headquarters — Monroe, MI
- Established — 1858 as Dansard & Sons Bank

Financial Data for Bank Holding Company as of September 30, 2016 (Unless Otherwise Noted)

Assets	$1.343 billion
Loans, gross	$655.8 million
Deposits	$1.18 billion
Tang. Common Equity / TBV per Share	$147.7 million / $6.49
ROAA (YTD Q3 2016)	1.10%
ROAA (2015)	0.94%
ROAE (YTD Q3 2016)	10.15%
ROAE (2015)	8.54%
Noninterest Inc / Avg Assets (MRQ)	1.21%
Cost of Funds (MRQ)	0.16%
NIM (MRQ)	3.11%
Efficiency Ratio (MRQ)	65.59%
Loans / Deposits (MRQ)	55.61%
NPAs(excl TDR)/Assets(MRQ)	1.80%
ALLL / Gross Loans (MRQ)	1.43%

MBT Monroe Bank & Trust

Franchise Overview

Company Overview

- MBT Financial Corp. has 1 bank subsidiary: Monroe Bank & Trust
- Deeply entrenched in local communities with high level of brand awareness
- Diversified loan portfolio with good asset quality following dramatic improvements

Operating Footprint

- Favorable distribution network: 20 branches in Southeast Michigan – primarily south of Detroit and North of the Ohio border with a presence in affluent Western Wayne County suburbs of Northville and Plymouth
- Average deposits per branch is approximately $59 million
- Ranked #1 in deposit market share in primary market (Monroe County) with 50% + share
- Considerable growth potential in larger adjacent market (Detroit, Toledo, Ann Arbor)
- Wealth Management Group ranks 4th in AUM for banks in Michigan

Market Dynamics

- Over 35 smaller institutions ($100mil to $750mil) within 75 mile radius of Monroe
- Economic recovery of Detroit, and proximity to Toledo and Ann Arbor all provide positive influence.
- Michigan economy, and particularly the markets in which MBT operates, continues improving trends

Financial Profile (9/30/2016)

- Total Assets: $1.343 billion
- Loans, gross: $655.8 million
- Total Deposits: $1.180 billion
- Total Common Equity: $147.7 million
- Very clean balance sheet: no debt, SBLF, or Preferred outstanding.

MBT Monroe Bank & Trust

Investment Highlights

- ✓ Experienced management team with vast knowledge of local markets
- ✓ Average tenure of five named executives is greater than 19 years each, with an average age of 57
- ✓ Dramatic improvements in asset quality over last three years result in peer level metrics
- ✓ Successful Completion of common capital offering from insiders, local, & institutional investors in May, 2014
- ✓ Insider ownership greater than 22%
- ✓ 20 consecutive quarters of positive earnings, with improving trends.
- ✓ Final relief of all remaining regulatory agreements & IRS Audit completed in 2015
- ✓ Efficiency Initiative Completed in October, 2015 resulting in 20% reduction in staff and branches.
- ✓ #1 in deposit market share in Monroe County, which has approximately 150,000* residents and a median household income of more than $54,911* (national and state medians of $53,482 and $49,087, respectively)

**Demographic data is provided by ESRI based primarily on US Census data. For non-census year data, ESRI uses samples and projections to estimate the demographic data.*

MBT Monroe Bank & Trust

Company Overview

Monroe Bank & Trust

Market Share Leaders, Monroe & Wayne Counties

2015 Rank	2016 Rank	Institution (ST)	2015 # of Branches	2015 Total Deposits in Market	2015 Total Market Share	2016 # of Branches	2016 Total Deposits in Market	2016 Total Market Share
1	1	Monroe Bank & Trust (MI)	17	979,621	52.69%	13	975,203	50.97%
2	2	Huntington (OH)	5	244,105	13.13%	5	251,955	13.17%
3	3	Fifth Third (OH)	4	209,045	11.24%	3	250,044	13.07%
4	4	PNC Bank (PA)	2	162,536	8.74%	2	166,726	8.71%
5	5	Key Bank (OH)	3	110,130	5.92%	3	116,861	6.11%
6	6	Old National Bank (IN)	2	48,038	2.58%	2	50,843	2.66%
7	7	Firstmerit Bank (OH)	2	46,171	2.48%	2	43,079	2.25%
8	9	Flagstar Bank (MI)	1	37,262	2.00%	1	37,634	1.97%
9	10	Citizens Bank (RI)	1	22,378	1.20%	1	21,122	1.10%
		Total for institutions in market	37	1,859,286	100.00%	39	1,913,467	100.00%

2015 Rank	2016 Rank	Institution (ST)	2015 # of Branches	2015 Total Deposits in Market	2015 Total Market Share	2016 # of Branches	2016 Total Deposits in Market	2016 Total Market Share
1	1	JPM Chase (NY)	55	23,214,641	47.29%	54	24,655,451	48.84%
2	2	Comerica (TX)	61	15,229,011	31.02%	61	14,469,301	28.67%
3	3	Bank of America (NC)	39	3,044,891	6.20%	39	3,197,640	6.33%
4	4	PNC Bank (PA)	34	2,033,205	4.14%	32	2,112,265	4.18%
5	5	Citizens Bank (RI)	39	1,835,740	3.74%	39	1,858,107	3.68%
6	6	Fifth Third (OH)	26	929,459	1.89%	23	1,006,818	1.99%
7	7	Flagstar Bank (MI)	16	789,021	1.61%	16	804,703	1.59%
8	8	Huntington (OH)	14	479,363	0.98%	23	525,795	1.04%
9	9	TCF Bank (MN)	13	335,953	0.68%	13	410,872	0.81%
10	10	Talmer Bank & Trust (MI)	4	190,573	0.39%	5	239,948	0.48%
13	14	Monroe Bank & Trust (MI)	7	143,226	1.20%	6	149,828	0.30%
		Total for institutions in market	343	49,087,434	100.00%	343	50,477,235	100.00%

Monroe Bank & Trust

Stable Core Earnings

MBT worked diligently to improve its core profitability through improving its cost of funds, operating expense structure, while maintaining appropriate loan yields. Core earnings (measured by pre-tax, pre-provision ROAA) has remained steady to improving.



2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2009 1.80%
2010 0.99%
2011 1.13%
2012 1.04%
2013 0.98%
2014 0.98%
Q1 2015 1.05%
Q2 2015 1.05%
Q3 2015 1.25%
Q4 2015 1.12%
Q1 2016 1.18%
Q2 2016 1.24%
Q3 2016 1.36%

**Pre-Tax, Pre-Provision ROAA is a non-GAAP measure and does not represent, and should not be considered as, an alternative to ROAA as derived from GAAP Measures. See Appendix A for reconciliation to GAAP. Gains/losses on sale of securities, intangible impairment charges, ORE expenses and gains/losses on sale, and any nonrecurring income/expense items have been excluded from the pre-tax, pre-provision income calculation*

MBT
Monroe Bank & Trust

Consistent, Strong Noninterest Income

MBT has enjoyed a steady stream of noninterest income generation over the past several years, primarily from its Wealth Management Group. MBT's full service banking model helps to generate income to augment any fluctuations in market conditions that can affect traditional interest income.



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.01%
1.24%
1.21%
1.22%
1.27%
1.21%
1.17%
1.20%
1.23%
1.19%
1.25%
1.68%
1.21%
2009
2010
2011
2012
2013
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

MBT Monroe Bank & Trust

Wealth Management Group ("WMG")

- ✓ Services provided include Investment Management, Trust Administration, Estate Planning and Administration, Charitable Trust and Special Needs Trust Management, and Custody Services
  - ➢ Proven proprietary investment management approach, utilizing in-house research and portfolio management
  - ➢ Personalized client relationship management and active investment monitoring
  - ➢ Sales and client retention goals and accountability
- ✓ Current Assets Under Management total $660million
- ✓ New business generated totaled over $20 million in each of the last five years
- ✓ MBT Investments, the retail brokerage arm of WMG has an additional $150 million in AUM
- ✓ Of bank trust departments within the state of Michigan, MBT's is ranked 4th in total AUM
- ✓ Current level of market penetration and community bank model provide growth opportunities in adjoining markets
  - ➢ Extensive and growing referral network within neighboring counties
  - ➢ Targeted marketing and advertising plans
  - ➢ Increased joint calling and cross-selling efforts through decentralized "Market Team" approach

Capital Management

Monroe Bank & Trust

Capital Management

- ✓ Adopted Capital Management Policy in 2015, requiring establishing a Capital Management Plan (CMP), on at least an annual basis
- ✓ CMP reviews a variety of internal and external risk factors, potential growth opportunities, regulatory requirements, and other various strategic factors in evaluating capital adequacy.
- ✓ CMP considers a variety of capital deployment and/or new capital source needs, as deemed appropriate.
- ✓ CMP for 2016 resulted in a three part approach to excess capital deployment including:
  - ✓ Reinstatement of quarterly dividend at $.03/share 1Q2016
  - ✓ Special "one time" cash dividend of $.50/share 1Q2016
  - ✓ Increased quarterly dividend to $.04 / share 3Q&4Q2016
  - ✓ Authorization to repurchase up to 2,000,000 shares of MBTF, if appropriate (192,800 shares purchased to date)
- ✓ Average TCE/Total Asset ratio = 10.99% as of 9/30/16
- ✓ Received shareholder authorization to issue up to 1,000,000 of "declawed" Preferred Stock in 2016, as an additional option if raising new capital is deemed appropriate.
- ✓ MBTF added to Russell 2,000 in 2016.

MBT
Monroe Bank & Trust

Growth Strategy

Monroe Bank & Trust

MBT Growth Strategy

- ✓ For past four years, focus on culture has resulted in substantial realignment of staff from one of a defensive, or "survival" nature, to a pro-active or "Thrival" focus.
- ✓ Expansion of government-assisted lending capabilities, reassignment of Special Asset Group officers into commercial and mortgage lending responsibilities, commercial lending staff additions over the past four years in key markets of Wayne County and northwest Ohio, and shift into a proactive sales focus through regional "Market Teams".
- ✓ Total earning assets have grown by 7.8% and 5.2% in 2014 and 2015, in spite of classified asset reductions of 42% and 43%, respectively.
- ✓ Annualized growth rate of loan portfolio > 7% through 3Q2016.
- ✓ Commercial Loan pipeline remains robust at $73 million as of September, 2016.
- ✓ Realignment of Executive Team responsibilities to include emphasis on Acquisition Integration, Customer & Employee Experience, Risk Management, Sales, Mentorships, and Strategic Support.
- ✓ Emphasis of referrals and high quality customer service in 20 office retail banking network across all product lines
- ✓ Decentralized sales/relationship development focus through 5 regional Market Teams, with seasoned leadership.
- ✓ Recent bank consolidations within MBT's market area (ONB/UBMI, CHFC/TLMR, HBAN/FMER) offer relationship growth opportunities through market disruption.
- ✓ Focus on CARE: needs-based relationship development sales strategy for all product lines
- ✓ Over 35 smaller ($100million to $750million) commercial banks headquartered within 75 miles of Monroe, providing opportunities for acquisition as boards reassess their strategic options.

MBT Monroe Bank & Trust

MBT has positive influence from local metropolitan markets

- ✓ Proximity to Toledo, Detroit, and Ann Arbor has positive influence

Historical unemployment rates (MSA, non-seasonally adjusted):

Month/Year	Monroe	Detroit	Toledo	Ann Arbor
April, 2009	14.3%	13.8%	11.5%	8.1%
September, 2016	3.7%	5.4%	4.9%	3.1%

- ✓ Ann Arbor market historically strong due to University of Michigan influence, and has a positive effect for northwest Monroe County and western Wayne County markets.
- ✓ Resurgence of manufacturing in both Toledo and Detroit metro areas has been a catalyst for local economic recovery.
- ✓ Economic vibrancy of Downtown and Midtown Detroit continues to be a local success story following the emergence from bankruptcy in 2014.

Monroe Bank & Trust

Appendix A

Executive Team Profiles

Monroe Bank & Trust

Senior Management Resumes & Industry Experience

H. Douglas Chaffin – President & Chief Executive Officer (39 years experience)

Related Work Experience

- **Has served as President & CEO since 2004.** Began career at MBT in 2001 as EVP and Chief Lending Manager. Prior senior level positions at Huntington Bank and First Michigan Bank Corp. Served as past Chairman of the Michigan Bankers Association, and was named Michigan Banker of the Year in 2011.

Thomas G. Myers – Executive Vice President, Chief Lending Manager & Sales Director (33 years experience)

Related Work Experience

- **Has served as EVP & Chief Lending Manager since 2002.** Prior senior level lending positions at Huntington Bank, and National City Bank in both Ohio and Michigan. Sales Director responsibilities recently added as part of management structure initiative early 2016. In addition to credit, lending & support functions, all regional sales management positions also report directly to Mr. Myers.

John L. Skibski – Executive Vice President, Chief Financial Officer & Risk Management Director (28 years experience)

Related Work Experience

- **Has served as EVP & CFO since 2003.** Began career at MBT in 1994. Responsible for Accounting, Finance, SEC Reporting, Asset/Liability Management, and Investments. Currently serves on the Board of Directors of the Federal Home Loan Bank in Indianapolis. Risk Management Director responsibilities added as part of management structure initiative in early 2016, with additional oversight of Deposit Operations, Electronic Banking, ATM & ACH processing, and Chairmanship of Risk Management Committee.

MBT
Monroe Bank & Trust

Senior Management Resumes

Scott E. McKelvey – Executive Vice President, Regional President Wayne County & Strategic Support Director (34 years experience)

Related Work Experience

- **Began current duties 4Q 2013.** Served as EVP & Wealth Management Group Manager for prior six years, after starting career at MBT in 2002 as Downriver Community President. Prior experience has included senior positions at Charter Bank of Wyandotte, and National Bank of Detroit. Strategic Support Group formed in early 2016, combining Marketing and IT functions.

Audrey Mistor – Executive Vice President, Wealth Management Group Manager & Mentorship Director (36 years experience)

Related Work Experience

- **Began current duties 4Q 2013.** Joined MBT in 2008, and served as SVP & Community President for MBT North, consisting primarily of the Plymouth and Northville markets. Prior experience includes senior positions at Main Street Bank, Republic Bank, and Michigan National Bank. Mentorship responsibilities added as part of management structure initiative early 2016, overseeing informal and formal mentorships covering career development, succession planning, and acquisition integration.

Donald Lieto – Executive Vice President, Continuity & Integration of Acquisitions Director (44 years experience)

Related Work Experience

- **New position assignment, effective February, 2016.** Rejoined MBT in 1983 after serving in private industry. Held senior operations and retail banking oversight positions from 1996 to 2016. Became CIA Director in early 2016 as part of management structural initiative. Responsible for development of a repeatable Acquisitions Play Book, covering integration of operations, products, and culture of any potential acquisition by MBT.

Monroe Bank & Trust